                                                          EXHIBIT 23

                                                    CONSENT OF INDEPENDENT
                                               REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration  Statements of The First Bancshares,  Inc., on Form S-8
(Registration  No. 333-97001  and No.  333-81264)  of our report  dated  March 26,  2009,  on the 2008  consolidated  financial statements  of The First  Bancshares,  Inc.,  which  report is  included  in the 2008  Annual  Report on Form 10-K of The First
Bancshares, Inc.

                                                                       /S/ T. E. LOTT & COMPANY

Columbus, Mississippi
March 26, 2009